SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of December 29, 1998 by and between CardSecure, Inc., a Delaware corporation (the "Company"), and 24/7 Media, Inc., a Delaware corporation, (the "Investor").


     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Purchase and Sale of Preferred Shares.

          1.1 Sale and Issuance. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as hereinafter defined), and the Company agrees to sell and issue to the Investor 50,000 shares of Series B Convertible Voting Preferred Stock, par value $.01 per share (the "Series B Shares"), of the Company, and a $500,000 convertible secured note (the "Note") of the Company attached hereto as Exhibit A, at the aggregate purchase price of $1,000,000.

          The Series B Shares shall have the powers, rights, preferences and privileges set forth in the Series B Certificate of Designations, Preferences and Rights of even date herewith attached hereto as Exhibit B (the "Series B Certificate of Designations").

          The Series B Shares sold to the Investor pursuant to this Agreement or issuable upon the conversion of the Note are hereinafter referred to as the "Shares"; the common stock, par value $.01 per share, of the Company (the "Common Shares") issuable upon conversion of the Shares are hereinafter referred to as the "Conversion Shares". The Shares, the Note and the Conversion Shares are hereinafter collectively referred to as the "Securities".

          1.2 Use of Proceeds From Investment. The Company shall use the proceeds from the sale of the Shares as set forth in Section 6.1 hereof.

          1.3 Closing. The purchase and sale of the Securities shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, at 1:00 p.m., on December 29, 1998, or at such other time and place as the Company and the Investor mutually agree (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor the executed Note and a certificate representing the Shares to be purchased by the Investor registered in the name of the Investor against delivery to the Company by the Investor of a wire transfer in the amount of the aggregate purchase price therefor.

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Investor except as set forth on the Schedule of Exceptions furnished to the Investor and attached hereto as Schedule 1, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:


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          2.1 Organization,  Good Standing and  Qualification.  The Company is a
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to do so qualify would not have a material adverse effect on the Business (as defined below). The Company is a newly formed corporation engaged in the business of general Internet commerce-based Website hosting services, Website graphic design and development, domain name registration and internet-related merchant account services (the "Business"). The Company is a party to the Contribution Agreement in the form of Exhibit E attached hereto. Annexed hereto as Exhibit C, and Exhibit D, respectively, are true and complete copies of the Certificate of Incorporation and By-Laws of the Company, each as in effect on the date hereof.

          2.2 Capitalization. After giving effect to the transactions contemplated by this Agreement, and immediately after the Closing, the capital stock of the Company, as authorized by the Certificate of Incorporation, will consist of: (i)10,000,000 Common Shares, of which 25,000 shares will be issued and outstanding, 100,000 shares will be reserved for issuance upon conversion of Shares, and 100,000 shares will be reserved for issuance to key employees, officers and directors of, and consultants to, the Company under stock incentives that have been granted or are available for grant by the Company as set forth in Part 2.2(a) of Schedule 1 (collectively, the "Stock Incentives"); and (ii) 1,000,000 preferred shares, of which (A) 100,000 shares have been designated as Series A Preferred shares ("Series A Shares"), 25,000 of which have been issued to the persons named in Part 2.2(b) of Schedule 1 hereof and are governed by the Certificate of Designations, Preferences and Rights dated December 28, 1998 set forth on Exhibit N hereto (the "Series A Certificate of Designations") and (B) 200,000 shares have been designated as Series B Shares, 50,000 of which are being issued to the Investor hereunder and 50,000 of which are issuable upon conversion of the Note. The rights, privileges and preferences of the Common Shares, the Series A Shares and the Series B Shares are as stated in the Certificate of Incorporation, the Series A Certificate of Designations and the Series B Certificate of Designations. Except for the Stock Incentives specified above and the conversion rights of the Note and issued and outstanding Series A Shares and Series B Shares, as of the Closing, the Company will not (i) have outstanding any capital stock or other securities convertible into or exchangeable for any shares of its capital stock and, except for the preemptive rights contained in the Stockholders' Agreement in the form of Exhibit F attached hereto (the "Stockholders' Agreement"), no Person will have any right to subscribe for or to purchase (including conversion or preemptive rights), or any Options (as defined below) for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, any calls, commitments or other claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company; (ii) have any capital stock, equity interests or other securities reserved for issuance for any purpose; or (iii) be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding clause (i). "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract (as defined in Section 2.9 hereof) that gives


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the right  directly or  indirectly  to (i) purchase or  otherwise  receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted. All issued and outstanding Common Shares have been duly and validly issued and are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act and any applicable state securities laws or pursuant to valid exemptions therefrom. All of the Series B Shares and Conversion Shares, when issued as contemplated hereby, will be validly issued and fully paid and nonassessable and will be issued in accordance with the registration or qualification provisions of the Securities Act and any applicable state securities laws or pursuant to valid exemptions therefrom. The delivery of a certificate or certificates at the Closing representing the Shares in the manner provided in Section 1.3 will transfer to each Investor good and valid title to the Shares free and clear of
all  liens,   pledges,   assessments,   leases,   security  interests,   claims,
encumbrances, or other restrictions of any kind (collectively, "Liens"),except as set forth in the Stockholders' Agreement. To the best knowledge of the Company, there are no agreements among the Company's shareholders with respect to the voting or transfer of the Company's capital stock, other than the agreements relating to transfer contained in the Stockholders' Agreement, and the Registration Rights Agreement in the form of Exhibit G attached hereto (the " Registration Rights Agreement"). Part 2.2(b) of Schedule 1 hereto includes a complete and correct list of the name of each of the Company's shareholders and the number of shares of capital stock (and class or series) owned by such Person.

          2.3 Authority; Execution and Delivery; Requisite Consents, Nonviolation. The Company has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement, the Stockholders' Agreement, the Registration Rights Agreement, the Series B
Certificate of Designations, the Note, the Security Agreement, the Technology License Agreement and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto (this Agreement, together with all of the foregoing documents and instruments, are sometimes collectively referred to herein as the "Company Documents"), and to consummate the transactions contemplated hereby and thereby. The name of each officer and director of the Company on the date hereof, and the position with the Company held by each, are listed on Part 2.3 of Schedule 1 hereto. The execution, delivery and performance of this Agreement and the other Company Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company and its stockholders. This Agreement and each of the other Company Documents that has been executed as of the date hereof is, and each of the Company Documents will be as of the Closing, duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity. The execution, delivery and performance of this Agreement and the other Company Documents (including, without limitation, the Stockholders' Agreement, the


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Registration Rights Agreement, the Note, the Security Agreement and the Series B
Certificate  of   Designations),   the   consummation  by  the  Company  of  the
transactions contemplated hereby and thereby (including, without limitation, the offer, sale and delivery by the Company of the Securities) will not (a) require the consent, license, permit, waiver, approval, authorization or other action of, by or with respect to, or registration, declaration or filing with, any court or governmental authority, department, commission, board, arbitrator, bureau, agency or instrumentality, or other political subdivision, domestic or
foreign  ("Governmental  Authority")  or  any  other  individual,   partnership,
corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person"); (b) violate or conflict with any provision of the Series A Certificate of Designations, the Series B Certificate of Designations, the Certificate of Incorporation or of the By-Laws of the Company as in effect immediately prior to and immediately after the execution and delivery of this Agreement; or (c) constitute a default under (with or without notice or lapse of time or both), violate or conflict with, give rise to a right of termination, cancellation, acceleration or modification under or result in a loss of a material benefit under, any Law (as defined in
Section  2.14  below),  Scheduled  Contract  (as  defined in Section 2.9 below), rights relating to Intellectual Property (as defined in Section 2.10 below), Permit (as defined in Section 2.14 below) or Order (as defined in Section 2.13 below) to which the Company is a party or by which the Company or its properties are bound or give to any Person any additional rights or entitlements to increased, additional, accelerated or guaranteed payments under or result in creation or imposition of any Lien upon the Company or any of its assets and properties.

          2.4 Subsidiaries.

          The Company does not, and prior to the Closing will not, own or control, directly or indirectly, any partnership interests, stock or other equity interests in any partnership, corporation or other entity or Person or any voting rights or right to control the policies and direction of any partnership, corporation or other entity.

          2.5 Financial Information.

               (a) The Company has previously delivered to the Investor unaudited balance sheets as of September 30, 1998 and certain historical statements of operations for the period ended September 30, 1998 of the Business of the Company (including its predecessor entity) (the "Financial Information"), attached hereto as Exhibit H. Such Financial Information has been prepared from the books and records of the Business of the Company, and present fairly the financial position and the results of operations of the Business of the Company in accordance with GAAP, subject to customary year or period end adjustments and accruals and the absence of notes thereto, as at and for the periods indicated.

               (b) Except as disclosed in the Financial Information, the Company has no liabilities or obligations, absolute or contingent, except (i) obligations and liabilities incurred in the ordinary course of business, consistent with past practice, since the date of the Financial Statement, (ii) obligations which are not required to be reflected in the Financial Information, which individually and in the aggregate are not material to the financial condition or operating results of


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the Company.  Except as disclosed in the Financial  Information,  the Company is not a guarantor or indemnitor of any obligations of any Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) ("Indebtedness") of any other Person. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.


          2.6 Certain Changes or Events. Since September 30, 1998, the Business has been operated only in the ordinary course, consistent with past practice of the Business, and in addition to, and not in limitation of the foregoing: (i) there has been no change in the condition of the Business, except for changes in the ordinary course of business consistent with past practice which have not been, in the aggregate, materially adverse to the Business; (ii) there has been no revocation or change in any contract or permit or right to do business, and, to the best knowledge of the Company, no change of Laws which has resulted, or could reasonably be expected to result, in a material adverse change in the condition of the Business; (iii) the Company has not authorized or made any distributions of, or declared or paid any dividends, upon or with respect to any of the capital stock of the Company, or other equity interests, nor has the Company redeemed, purchased or otherwise acquired, or issued or sold, any of its capital stock or other equity interests; (iv) the Company has not entered into any transaction with a value in excess of $50,000 or other material transaction, other than in the ordinary course of business and consistent with past practice;
(v) the Company has not incurred any indebtedness for borrowed money or made any loans or advances to any person except for convertible debentures incurred and subsequently converted to Common Shares of the Company on or prior to the date hereof; (vi) there has been no waiver by the Company of a valuable right or of a material debt owed to it, including any right or indebtedness with a value in excess of $50,000; (vii) the Company has not failed to satisfy or discharge any Lien; (viii) there has not been any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects of the Business; (ix) there has not been any material change in any compensation arrangement (including, without limitation, benefits) or agreement with any employee or consultant of the Company; (x) there has not been any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets related to the Business; (xi) there has not been any resignation or termination of employment of any key officer or employee or consultant of the Company and the Company does not know of the impending resignation or termination of employment of any such officer, employee or consultant; (xii) there has been no change in the accounting or tax methods or procedures of the Company or any other transaction involving or development affecting the Business outside the ordinary course of business consistent with past practice; and (xiii) there has been no agreement or commitment by the Company to do or perform any of the acts described in this Section 2.6.

          2.7 Tangible Personal Property. The Company is in possession of and has good and marketable title to or has valid leasehold interests in or valid rights under contracts to use, all tangible personal property used in the conduct of its business, including all tangible personal


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property  reflected on the Financial  Information and tangible personal property acquired since the date of such Financial Information, other than property disposed of since such date in the ordinary course of business consistent with past practice and the terms of this Agreement and the Company Documents. All such tangible personal property is free and clear of all Liens, and is adequate and suitable for the conduct by the Company of the business presently conducted and presently proposed to be conducted by it, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable laws.

          2.8 Real Property. (a) Part 2.8(a) of Schedule 1 contains a true and correct list of (i) each parcel of real property leased by the Company (as lessor or lessee) and (ii) all Liens relating to or affecting any parcel of real property referred to in clause (i).

               (b) The Company own no real property.

               (c) The Company has a valid and subsisting leasehold estate in and the right to quiet enjoyment of the real properties leased by it, for the full term of the lease thereof. Each lease referred to in clause (i) of paragraph (a) above is a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company and of each other Person that is a party thereto, and except as set forth in Part 2.8(b) of Schedule 1 hereto, there is no, and the Company has not received notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder.

               (d) The Company has delivered to the Investor prior to the execution of this Agreement true and complete copies of all leases (including any amendments and renewal letters).

               (e) Except as disclosed in Part 2.8(c) of Schedule 1 hereto, the improvements on the real property identified in Part 2.8(a) of Schedule 1 hereto are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, are adequate and suitable for the purposes for which they are presently being used and, to the knowledge of the Company, there are no condemnation or appropriation proceedings pending or threatened against any of such real property or the improvements thereon.

          2.9 Contracts. The Company is not a party to, nor is the Company or any of its assets or properties bound by, or subject to, any contracts, agreements, notes, instruments, franchises, leases, licenses, commitments, arrangements or understandings, written or oral (collectively, "Contracts") of the following types, except for those (the "Scheduled Contracts") listed in Part
2.9 of Schedule 1 hereto:

               (a) any Contracts pursuant to which the Company or another party thereto is obligated to pay in excess of fifty thousand dollars ($50,000);



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               (b) any  Contracts  pursuant  to which the Company  acquired  the right to use any Intellectual Property (as defined in Section 2.10 below) or information that is material to or necessary in the business of the Company [(excluding "shrink wrap" licenses)], or pursuant to which the Company has granted to others the right to use, or which otherwise relates to, its Intellectual Property;

               (c) any Contracts (other than advances of expenses to employees in the ordinary course of business) involving Indebtedness, loans, loan agreements, debt securities, mortgages, deeds of trust, security agreements, suretyships or guarantees;

               (d) any Contracts between the Company, on the one hand, and any of its officers, directors, employees, stockholders or any direct or indirect Affiliates thereof (each, a "Principal Owner"), on the other;

               (e) any deferred compensation agreements, bonus, pension, profit sharing, stock option and incentive plans or arrangements, hospitalization, medical and insurance plans, agreements and policies, retirement and severance plans and other employee compensation policies and agreements affecting employees or consultants of the Company;

               (f) any partnership, joint venture, shareholders' or similar Contracts with any Person;

               (g) any Contracts which restrict the Company from freely engaging
     in  business,   disclosing  confidential  or  proprietary  information,  or competing anywhere;

               (h) any other Contracts which otherwise are material to the Business;

          True, correct and complete copies of all Scheduled Contracts have been made available to the Investor. All of the Scheduled Contracts are in full force and effect and constitute legal, valid and binding obligations of the Company and, to the best knowledge of the Company, the other parties thereto; to the best of the knowledge of the Company, no circumstances exist which would give rise to an Action (as defined in Section 2.13) against or by the Company in connection with any Scheduled Contract or any default thereunder; and the validity, effectiveness and continuation of any Scheduled Contracts will not be adversely affected by the transactions contemplated by this Agreement or require third party consents or notices.

          2.10 Intellectual Property.

               (i) Set forth on Part  2.10(a)  of  Schedule  1 hereto is a true, correct and complete list of all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights and licenses trade names, and any applications or registrations for any of the foregoing (collectively, the "Intellectual Property") of any kind in which the Company has an interest or which is otherwise used in, or relates to the Business. Part 2.10(b) of Schedule 1 hereto contains a true, correct and


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     complete  list of all  material  licenses  or  agreements  (other  than the
     Company's standard form of web site affiliate agreements) relating to the rights of the Company to any of the Operating IP (defined below) or any trade secret material of the Company or the Business (the "Intellectual Property Licenses").

               (ii) With respect to any Intellectual Property, brand name, computer software or program, technology, know-how or process or copyright (collectively (including without limitation the Intellectual Property), the "Operating IP") or trade secret that is used in or that relates to the Business, the Company owns or has the exclusive right to use such Operating IP or trade secret in the Business free and clear of all Liens. The Company owns or has the exclusive right to use all Operating IP and trade secrets that are necessary to the Business as now conducted or proposed to be conducted.

               (iii) Each of the Intellectual Property Licenses constitutes a legal, valid, binding and enforceable obligation in accordance with its terms against the Company, and, to the best knowledge of the Company, each other Person party thereto, and to the best knowledge of the Company is in full force and effect. The Company has performed all obligations required to have been performed by it under each of the Intellectual Property Licenses to which it is a party. Neither the Company nor, to the best knowledge of the Company, any other party thereto is in default thereunder, nor, to the best knowledge of the Company, is there any event that with notice or lapse of time, or both, would constitute a default thereunder. The Company has not received any notice that any other party to any of the Intellectual Property Licenses intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder (other than in the ordinary course of business). No licenses, sublicenses, covenants or agreements have been granted or entered into by the Company in respect of any of the Operating IP or any trade secret of the Company, except the Intellectual Property Licenses. No director, officer, shareholder, employee or other Affiliate of the Company owns, directly or indirectly, in whole or in part, any of the Operating IP or any trade secret used by or relating to the Company. None of the officers, employees, consultants, distributors, agents, representatives or advisors of the Company have entered into any agreement relating to the Company's business regarding know-how, trade secrets, assignment of rights in inventions, or prohibition or restriction of competition or solicitation of customers, or any other similar restrictive agreement or covenant, whether written or oral, with any Person other than the Company. There are no restrictions on the direct or indirect transfer of any Intellectual Property or license to use the Intellectual Property, or any interest therein, held by the Company or the Subsidiary of such Intellectual Property.

               (iv) The consummation of the transactions contemplated hereby will not alter or impair the rights of the Company to any of the Operating IP, to any trade secret material to the Company, or under any of the Intellectual Property Licenses.

               (v) No claim with respect to the Operating IP, any trade secret or any Intellectual Property License is currently pending or has been asserted or overtly threatened


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     by any Person,  nor does the Company know of any grounds for any claim, (A)
     to the effect that any operation or activity of the Company presently occurring or contemplated infringes or misappropriates any United States or foreign copyright, patent, trademark, service mark or trade secret; (B) to the effect that any other Person infringes on the Operating IP or misappropriates any trade secret or know-how or other proprietary rights of the Company; (C) challenging the ownership, validity or effectiveness of any of the Operating IP or any trade secret of the Company; or (D) challenging the license of the Company to, or other legally enforceable right under, any Operating IP or the Intellectual Property Licenses.

               (vi) The Company is not aware of any presently existing United States or foreign patents or any patent applications which, if issued as patents, would be infringed by any activity contemplated by the Company.

          2.11 Labor Union Activities; Employee Relations. No employee of the Company is represented by any labor union or covered by any collective bargaining agreement with the Company, nor, to the best knowledge of the Company, has any labor union sought to represent any employee of the Company. To the best knowledge of the Company, no officer or key employee intends to terminate his employment with the Company. The Company has complied in all material respects with all applicable Laws relating to the employment of labor, including without limitation, those relating to wages, hours and collective bargaining. No unfair labor practice complaint or sex or age discrimination claim has been brought against the Company before the National Labor Relations Board or any other Governmental Authority.

          2.12 ERISA. There are no employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")) covering former or current employees of the Company, or under which the Company has any obligation or liability. The Company has not incurred any liability under Title IV of ERISA, including any liability to the Pension Benefit Guaranty Corporation. Part 2.12 of Schedule 1 hereto lists all material plans, contracts, bonus and commission arrangements, profit-sharing, savings, stock option plans, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Company or under which the Company has any obligation or liability (each, a "Benefit Arrangement").

          2.13 Litigation. There is no action, suit, proceeding, investigation, audit, arbitration or governmental approval process (collectively, "Action") pending or, to the best knowledge of the Company, threatened against, relating to or affecting the Company or any of the properties or assets of the Business, nor, to the best knowledge of the Company, is there any basis for any such Action. Neither the Company nor any of its assets or properties is subject to any order, judgment, writ, injunction, decree, ruling or decision (collectively, an "Order") of any Governmental Authority. There is no Action by the Company currently pending or which the Company intends to initiate.

          2.14 Compliance with Laws; Permits. The Company has not violated or failed to comply with, in any material respect, any statute, law, ordinance, rule, regulation or policy of any Governmental Authority (collectively, "Laws") to which it or any properties or assets of the Business is subject. The Company has all permits, licenses, orders, certificates, authorizations, registrations, franchises, and approvals of any Governmental Authority (collectively, the "Permits") that are material to the conduct of the Business as presently conducted and as proposed to be conducted, including without limitation, those required by Environmental Laws; all such Permits are, and as of the Closing will be, valid, binding and in full force and effect; no violations or notices of failure to comply have been issued or recorded in respect of any such Permits. The Company is in compliance in all material respects with the terms and conditions of all such Permits. The Company has not violated or failed to comply with its certificate of incorporation or by-laws.

          2.15 Taxes. All federal, state, city, county, local and foreign income, franchise, sales, use and value added tax returns and reports, and all other material tax returns and reports required to be filed by the Company in those or in any other jurisdiction (collectively, "Returns") have been timely filed. All such Returns are true, correct and complete in all material respects. All taxes, assessments, fees, interest, penalties and other charges with respect thereto (collectively, "Taxes") due or claimed to be due from the Company have been paid except to the extent reserved against on the Interim Financial Statements.

          2.16 Books and Records. The books of account, ledgers and records of the Company have been made available to the Investor prior to the execution of this Agreement. The minutes and minute books of the Company provided to the Investor prior to the date hereof constitute a true, complete and correct copy of the entire minutes and minute books of the Company and contain a true and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of stockholders, the boards of directors and committees of the board of directors of the Company.

          2.17 Environmental Matters. The Business, assets and properties of the Company are and have been operated and maintained in compliance with all applicable federal, state, city, county and local environmental protection laws and regulations and occupational health and safety laws and regulations (collectively, the "Environmental Laws"). No event has occurred which, with or without the passage of time or the giving of notice, or both, would constitute a non-compliance by the Company with, or a violation by the Company of, the Environmental Laws.

          2.18 Transactions with Affiliates. The Company has not had any direct or indirect dealings with any Principal Owner of the Company or with any of his Affiliates, associates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) or relatives (or affiliates thereof) nor does the Company beneficially own, directly or indirectly, any investment assets of any such current or former Principal Owner of either the Company or any of its Affiliates, associates or relatives (or affiliates thereof). The Company does not have any obligation to or claim against any Principal Owner of the Company, or any of his or its affiliates, Associates or relatives, and no such Person has any obligation to or claim against the Company. All products, services or benefits provided to the Company by any such Person, or provided by the Company to any such

Person, are set forth on Part 2.18 of Schedule 1 hereto and are provided at a charge equal to the fair market value of such products, services or benefits. To the best knowledge of the Company, no Principal Owner of the Company, nor any of its Affiliates, associates or relatives, has any direct or indirect interest of any kind in any business or entity which is competitive with the Company or with which the Company has a business relationship.

          2.19 Registration Rights. Except as provided in the Registration Rights Agree ment, no Person has, and as of the Closing no Person shall have, demand, "piggy-back," or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to any securities of the Company.

          2.20 No Brokers or Finders. Neither the Company nor any of its Affiliates (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Company or any such Affiliate) (i) has entered into any agreement that conflicts with any of the transactions contemplated by this Agreement or any of the Company Documents, or (ii) has entered into any agreement or had any discussions with any third party regarding any transaction involving the Company which could result in the Investor or any officer, director, manager, employee, agent or Affiliate of the Investor being subject to any claim for liability to said third party as a result of entering into this Agreement or the Company Documents or consummating the transactions contemplated hereby or thereby. No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement or the Company Documents on the basis of any act or statement made or alleged to have been made by the Company, any of its respective Affiliates, or any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Company or any such Affiliate.

          2.21 Disclosure. In connection with the purchase of the Securities by the Investor as contemplated hereby, the Company has disclosed to the Investor all material facts and information known to the Company concerning the Company, its condition and the Securities, and in this Agreement or otherwise has not made any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements contained herein or in any other Company Documents not misleading.

          2.22 Proprietary Information and Employee Issues. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation of the for of Non-Competition and Non-Disclosure and Developments Agreement in the form attached hereto as Exhibit I and the form of Non-Disclosure and Developments Agreement in the form attached hereto as Exhibit J, and the Company will use its best efforts to prevent any such violation.

          2.23 Exemption from Registration; Restrictions on Offer and Sale of Same or Similar Securities. Assuming the representations and warranties of the Investor set forth in Sections 3.3, 3.4, and 3.6 hereof are true and correct in all material respects, the offer and sale to the Investor of the Securities is exempt from the registration requirements of the Securities Act. Neither the Company nor any Person authorized to act on behalf of the Company has, in connection with the offer and sale of the Securities engaged in (A) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 501(c) under the Securities Act), (B) any action involving a public offering within the meaning of section 4(2) of the Securities Act, or (C) any action that would require the registration under the Securities Act of the offering and sale of the Securities pursuant to this Agreement and the Company Documents or that would violate applicable state securities or "blue sky" laws. The Company has not made and will not prior to the Closing make, directly or indirectly, any offer or sale of the Securities or of securities of the same or a similar class as the Securities if as a result thereof the Securities could fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

          2.24 Series B Shares. The Series B Shares shall have the powers, rights, preferences and privileges set forth in the Series B Certificate of Designations.

          2.25 The Note. The Note, in the form attached hereto as Exhibit A hereto, constitutes a legal, valid, binding and enforceable obligation in accordance with its terms against the Company; the Company has good, valid and marketable title to all of the assets listed as collateral (the "Secured Assets") in the Security Agreement, in the form attached hereto as Exhibit L, between the Company and the Investor of even date herewith (the "Security Agreement"); and the Note coveys on the Investor a valid security interest in the Secured Assets.

          2.26 Acknowledgment Regarding Investor's Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives. The Company further, acknowledges and agrees that the Investor has made no representations or promises to the Company other than as set forth herein or in the Company Documents.

     3. Representations, Warranties, and Covenants of the Investor. The Investor hereby represents and warrants to the Company as follows:

          3.1 Organization. The Investor is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

          3.2 Authorization. The Investor has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement, the Stockholders' Agreement and the Registration Rights Agreement and to consummate the transactions of the Investor contemplated hereby and thereby. The execution, delivery and performance of this Agreement, the Stockholders' Agreement and the Registration Rights Agreement, and the consummation by the Investor of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of the Investor. This Agreement, the Stockholders' Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and constitutes its legal, valid and binding obligation, enforceable against the Investor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

          3.3 Offering Exemption. The Investor understands that the Securities of the Company being purchased hereunder have not been registered under the Securities Act, nor qualified under any foreign or state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the representations of such Investor contained herein.

          3.4 Knowledge and Experience; Ability to Bear Economic Risks. The Investor has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and the Investor is able to bear the economic risk of its investment in the Company (including a complete loss of its investment). The Investor is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act. During negotiation of the transactions contemplated herein, the Investor and its representative have been afforded full and free access to corporate books, financial statements, records, contracts, documents and other information concerning the Company and have been afforded the opportunity to ask questions of the Company's officers and directors concerning the Company's business, operations, financial condition, assets and liabilities and other relevant matters as they have deemed necessary or desirable and the Investor believes that it has been provided with all such information as has been requested. The foregoing does not limit or modify the representations or warranties made by the Company in Article 2 hereof or the right of the Investor to rely thereon.

          3.5 Limitations on Disposition. The Investor understands that it must bear the economic risk of this investment indefinitely unless the Company's Securities are registered pursuant to the Securities Act or an exemption from such registration is available, and unless the disposition of such Securities is qualified under applicable state or foreign securities laws or an exemption from such qualification is available, and that, except as provided in this Agreement or the Registration Rights Agreement, the Company has no obligation or present intention of so registering the Securities.

          3.6 No Intended Resale. The Investor is acquiring the Securities of the Company purchased hereunder for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such Securities, in each case in violation of the Securities Act. The Investor has not agreed to give any Person any interest or right in the Securities. The Securities are being acquired by the Investor for investment for its own account and not with a view to the resale or distribution thereof in violation of applicable securities laws.

          3.7 Legends.

               (a) The Investor understands that the certificates evidencing the Securities will bear the following legends:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFORM UNDER SUCH SECURITIES ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT
          (A) THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
          UNDER THE SECURITIES ACT IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, BOTH NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE AND DELIVER TO THE ISSUER AN OPINION OF COUNSEL STATING THAT ANY PURPORTED TRANSFER IS VALID UNDER THE SECURITIES ACT.

          TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY A STOCKHOLDERS' AGREEMENT, DATED DECEMBER 29, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION. ANY PURPORTED TRANSFER IN VIOLATION OF THIS AGREEMENT IS VOID AND WILL NOT BE RECOGNIZED BY THE CORPORATION OR ITS TRANSFER AGENT."

               (b) The Securities shall not be required to bear such legends if an opinion of counsel reasonably satisfactory to the Company is delivered to the Company to the effect that neither the legends nor the restrictions on transfer contained in this Agreement are required to insure compliance with the Act. Whenever, pursuant to the preceding sentence, any certificate for any of the Securities is no longer required to bear the foregoing legend, the Company may, and if requested by the holder thereof, shall, issue to the holder, at the Company's expense, a new certificate not bearing the foregoing legends.

          3.8 Public Announcements. Except as otherwise required by law or by the applicable rules of (or any agreement of the parties or their affiliates with) the SEC, any stock exchange or the Nasdaq Stock Market, the Investor agrees that there will prior to the Closing be no press releases or other statements with respect to this Agreement or the transactions contemplated hereby and that they will receive the consent of the Company before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby.


     4. Conditions of Investor's Obligations at Closing. The obligation of the Investor to purchase the Securities at the Closing is subject to the fulfillment to the Investor's satisfaction, in its sole discretion, prior to or at the Closing, of each of the following conditions (each of which may be waived in whole or in part by the Investor in its sole discretion):

          4.1 Representations and Warranties. Each of the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as though such representation or warranty was made on and as of the date of the Closing, and any representation or warranty made as of a specified date earlier than the date of the Closing shall also have been true and correct in all material respects on and as of such earlier date.

          4.2 Performance. The Company shall have performed and complied with all agreements, covenants, and conditions required by this Agreement and the other Company Documents to be performed or complied with by it prior to or at the Closing.

          4.3 Stock Certificates, the Note, Etc. At the Closing, the Company shall have tendered to the Investor (i) certificates representing the Shares, in genuine and unaltered form, duly endorsed in blank, with requisite stock transfer tax stamps, if any, attached in accordance with Sections 1.1 and 1.3 hereof, in form and substance satisfactory to such Investor and sufficient to transfer to and vest in such Investor good and valid title to the Shares, free and clear of any Lien and (ii) the Note, in genuine and unaltered form, duly executed, in form and substance satisfactory to the Investor.

          4.4 No Material Adverse Change. There shall not have occurred any material adverse change in the condition of the Company or the Business.

          4.5 Consents. The Company shall have obtained all consents, approvals or waivers from Governmental Authorities and third Persons (including, without limitation, those with respect to Scheduled Contracts) necessary for the execution, delivery and performance of this Agreement and the other Company Documents and the transactions contemplated hereby and thereby, each of which shall be in full force and effect, in form and substance satisfactory to each Investor and shall not impose any limitations or restrictions on any Investor. Without limiting the generality of the foregoing, each of the Company's existing shareholders shall have waived any preemptive right, right of first offer and any similar rights any such shareholder may have to purchase any of the Securities.

          4.6 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement, the other Company Documents or the transactions contemplated hereby or thereby or which might materially adversely affect the condition of the Company or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Related Agreements (as defined in Section 4.10) to such Investor.

          4.7 Compliance Certificate. The Investor shall have received certificates dated as of the day of the Closing executed by the Chief Executive Officer of the Company certifying that the conditions specified in Sections 4.1, 4.2, 4.4 through 4.6, and 4.8 have been fulfilled.

          4.8 Directors. Those persons listed on Schedule 2 hereto on or immediately following the Closing shall constitute the entire Board of Directors of the Company.

          4.9 Related Agreements. The Company Documents and the Non-Competition Agreements (collectively, the "Related Agreements") shall have been executed and delivered by each of the parties thereto and shall be in full force and effect.

          4.10 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor and its counsel, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.

          4.11 Secretary's Certificate. The Company shall have delivered to the Investor a certificate of the Secretary of the Company certifying as to (i) the Certificate of Incorporation, Series B Certificate of Designations and the By-Laws of the Company as in effect as of the Closing; (ii) the resolutions of the Board of Directors and, to the extent required, the shareholders of the Company, authorizing and approving all matters in connection with this Agreement, the Registration Rights Agreement, the Series B Certificate of Designations and the Stockholders' Agreement, and the transactions contemplated hereby and thereby; (iii) the duly elected officers of the Company and the incumbency of such officers, and attaching a certificate as to the legal existence and good standing of the Company issued by the Secretary of State of the State of Delaware; and (iv) a certificate from the Secretary of State or other appropriate official in each jurisdiction in which the Company is qualified or admitted to do business to the effect that the Company is duly qualified or admitted and in good standing in such jurisdiction.

          4.12 Qualification of Securities. The Company shall have caused the Securities to be registered or qualified under applicable blue sky laws of such jurisdictions in the United States as shall be reasonably required to comply with all applicable laws in connection with the transactions contemplated hereby.

          4.13 Filing of Series B Certificate of Designations. The Series B Certificate of Designations shall have been filed with and accepted by the Secretary of State of the State of Delaware.

          4.14 Payment of Investor Expenses. The Company shall have paid the expenses of the Investor in accordance with Section 7.1 hereof.

          4.15 Technology License Agreement. The Company shall have executed and delivered a Technology License Agreement in the form attached hereto as Exhibit M.

          If at the Closing the Company fails to tender to the Investor the documents specified herein which are required to be delivered to the Investor at the Closing or if at the Closing any of the conditions specified in this Section 4 shall not have been fulfilled to the Investor's satisfaction, the Investor shall, at its election, be relieved of all further obligations under this Agreement except those set forth in Section 3.8.


     5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, each of which may be waived in whole or in part by the Company in its sole discretion:

          5.1 Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

          5.2 Payment of Purchase Price. The Investor shall have delivered to the Company the purchase price specified in Section 1.1 hereof.

          5.3 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement or the transactions contemplated hereby.

          5.4 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company and its counsel, and the Company shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

          5.5 Consents. The Company shall have obtained all consents, approvals or waivers from Governmental Authorities and third Persons (including, without limitation, those with respect to Scheduled Contracts) necessary for the execution, delivery and performance of this Agreement and the other Company Documents and the transactions contemplated hereby and thereby, each of which shall be in full force and effect, in form and substance satisfactory to each

Investor and shall not impose any limitations or restrictions on any Investor. Without limiting the generality of the foregoing, each of the Company's existing shareholders shall have waived any preemptive right, right of first offer and any similar rights any such shareholder may have to purchase any of the Securities.

          5.6 Related Agreements. The Company Documents and the Non-Competition Agreements (collectively, the "Related Agreements") shall have been executed and delivered by each of the parties thereto and shall be in full force and effect.

          5.7 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor and its counsel, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.

          5.8 Qualification of Securities. The Company shall have caused the Securities to be registered or qualified under applicable blue sky laws of such jurisdictions in the United States as shall be reasonably required to comply with all applicable laws in connection with the transactions contemplated hereby.

          5.9 Filing of Series B Certificate of Designations. The Series B Certificate of Designations shall have been filed with and accepted by the Secretary of State of the State of Delaware.

          5.10 Technology License Agreement. The Company shall have executed and delivered a Technology License Agreement in the form attached hereto as Exhibit M.

          If at the Closing the Investor fails to tender to the Company the payment or documents specified herein which are required to be delivered to the Company at the Closing by the Investor or if at the Closing any of the conditions with respect to an Investor specified in this Section 5 shall not have been fulfilled to the Company's satisfaction, provided the Company is not in breach hereunder, the Company shall, at its election, be relieved of all further obligations to such Investor under this Agreement.

     6. Certain Covenants.

          6.1 Use of Proceeds From Investment. The Company shall use the proceeds from the sale of the Shares to eliminate the obligations of the Company set forth on Exhibit K attached hereto and for working capital and general purposes.

          6.2 Financial and Business Information.

               (a) Monthly and Quarterly Statements. The Company shall deliver to the Investor, as soon as practicable, and in any event within 30 days after the close of each month of each fiscal year of the Company in the case of monthly statements and 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of quarterly statements, true and complete copies of the consolidated balance sheets, and the related consolidated statements of income, stockholders' equity and cash flows of the Company (which, for purposes of this Article 6, shall include all affiliates controlled by the Company directly or indirectly through one or more intermediaries including, without limitation, any Person in which the Company, directly or indirectly, beneficially owns more than fifty percent (50%) of either the equity interest in, or the voting control of such Persons, whether or not existing on the date hereof) as at the close of such month or quarter and covering operations for such month or quarter, as the case may be, and the portion of the Company's fiscal year ending on the last day of such month or quarter, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year and accompanied by a narrative description of the Company's business and results of operations for such month or quarter. All such financial statements shall be prepared in accordance with GAAP (except for the omission of normal year-end adjustments and footnote disclosures) consistently applied throughout the periods involved, shall be true and correct in all material respects and shall fairly present the financial condition, income, changes in stockholders' equity and cash flow of the Company on a consolidated basis, as applicable, as of the respective dates thereof and for the respective periods covered thereby. Each financial statement delivered by the Company pursuant to this Section 6.1(a) shall be certified by the Company's chief executive officer, president, treasurer or chief financial officer.

               (b) Annual Statements. The Company shall deliver to the Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, true and complete copies of the consolidated and consolidating balance sheets of the Company at the end of such year and the consolidated and consolidating statements of income, stockholders' equity and cash flows of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of a firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Investor, which opinion shall state that such financial statements fairly present the financial condition, income, changes in stockholders' equity and cash flow of the Company on a consolidated basis, as applicable, and have been prepared in accordance with GAAP and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances. Each financial statement delivered by the Company pursuant to this Section 6.1(b) shall be certified by the Company's chief executive officer, president, treasurer or chief financial officer.

               (c) Certificate of No Default. Simultaneously with the delivery of the Financial Statements referred to in Section 6.1(a) and (b), the Company shall deliver to the Investor a certificate of the Company's Chief Executive and Chief Financial Officer certifying that no default, misrepresentation or breach or event which with notice or lapse of time or both would become a default, misrepresentation or breach under any Scheduled Contract or other material Contract, including without limitation under this Agreement or any Company Document, has occurred or is continuing or if any such event has occurred and is continuing a full description thereof.

               (d) Audit Reports. The Company shall deliver to the Investor, promptly upon receipt thereof, one copy of each other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as well as any responses of the Company thereto.

               (e) Other Reports. The Company shall deliver to the Investor, promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, of each financial statement, report, notice or proxy statement sent by the Company to the SEC or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company with, or received by such Person in connection therewith from, any securities exchange or the SEC or any successor agency, of any press release issued by the Company, and of any material of any nature whatsoever prepared by the SEC or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or the Business.

               (f) Requested Information. The Company shall deliver to each Investor, with reasonable promptness, such other documents, reports, data and information as from time to time may be reasonably requested by the Investor.

               (g) Access. The Company shall permit  representatives  designated by the Investor, upon reasonable prior notice to the Company and at the Investor's expense, to visit and inspect each of the Company's properties, to examine their respective corporate and financial records (and make copies thereof or extracts therefrom), to discuss their respective affairs, finances and accounts with the Company's directors, officers, key employees and accountants, all at such reasonable times as may be requested by the Investor.

               (h) Other Information. The Company shall provide, from time to time, such additional information regarding the Company as any Investor reasonably may request, including without limitation, any information or reports required by reason of reporting or regulatory requirements to which the Investor, or any Person having an interest in the Investor is subject.

          6.3 Exemption from Investment Company Act. The Company shall conduct its business so that the Company shall not become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          6.4 Accounting and Reserves. The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions, all in accordance with generally accepted accounting principles applied on a consistent basis through all periods, and shall set aside on such books for each fiscal year all such proper reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

          6.5 Confidentiality. Each of the Company and the Investor agrees to maintain, and to cause its agents and representatives to maintain, the confidentiality of the terms and conditions of this Agreement and the Related Agreements (as defined in 4.9) and all documents or information executed and/or delivered in connection with the transactions contemplated by this Agreement and the Related Agreements (whether furnished before, on or after the date hereof) and to use such information and documents only in connection with evaluating and/or monitoring the transaction contemplated hereby. The provisions of this subsection shall not apply to information or to particular conditions or terms of the above referenced documents (i) if the party seeking to make such disclosure shall have obtained the prior written consent of the other party to the disclosure of such information, conditions or terms, (ii) that are required to be disclosed during the course of any litigation or arbitration which may be brought by either party related to the provisions of any of the above referenced documents, (iii) that are or become generally available to the public other than as a result of actions taken by the party seeking to make such disclosure or its agents and representatives, (iv) that are required to be disclosed pursuant to and in accordance with any law, rule or regulation applicable to the party seeking to make such disclosure, or (v) that are disclosed to the Company's directors, officers, employees and agents, and representatives of the Company's advisors who need to know the information for the purpose of evaluating a possible transaction and who agree to keep the information confidential.

          Notwithstanding the foregoing, if a party is requested or required (by oral questions, interrogatories, requests for information or document subpoena, civil investigative demand or similar process) to disclose any of the above-referenced information or documents, such party will promptly notify the other party of such request so that such other party may seek an appropriate protective order or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, a party is nonetheless, in the opinion of its counsel, compelled to disclose any terms or conditions of the above-references information or documents to any tribunal or else stand liable for contempt or suffer other censure or penalty, such party may disclose such information to such tribunal without liability hereunder.

          The obligations in this Section 6.5 shall survive termination of this Agreement.

          6.6 Ordinary Course Obligations. As long as any Series B Shares are outstanding, the Company agrees to:

               (a) Promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or Business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereof and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any

Lien that may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other Indebtedness, defined earlier, incident to the operations of the Company;

               (b) Keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, and additions and improvements thereto; and the Company will at all times comply with the provisions of all material leases and Scheduled Contracts and other material Contracts to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder;

               (c) Duly observe and conform to all valid requirements of governmental authorities Governmental Authorities relating to the conduct of their business or to their property or assets;

               (d) Maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names, or copyrights owned or possessed by it and deemed by the Company to be necessary material to the conduct of the Business;

               (e) Cause each employee, officer or consultant to enter into a Non-Disclosure and Developments Agreement;

               (f) Keep true records and books of accounts in which full, true and correct entries will be made of all dealings or transactions in relation to the Business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

          6.7 Taxes Relating to this Agreement. The Company will pay all Taxes (other than Federal, State or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Securities and the initial sale of the Securities hereunder or in connection with any modification of the Securities and will save the Investor harmless without limitation as to time against any and all liabilities with respect to all such Taxes. The obligations of the Company under this paragraph shall survive any redemption, repurchase or acquisition of Securities by the Company and the termination of this Agreement.

          6.8 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any of the Securities, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is an institutional investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for an equal number of Securities.

          6.9 Corporate Existence; Approvals. The Company shall cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and all necessary approvals and licenses of any Governmental Authority and comply with all Laws applicable to the Company and comply with all agreements to which the Company is a party, the violation of which could reasonably be expected to result in a material adverse change in the Business or condition of the Company.

          6.10 Taxes. The Company shall cause to be paid and discharged all obligations when due and all Taxes imposed upon the Company or upon its assets and properties or upon any part thereof, before the same shall become in default and before late or default charges accrue, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon such property or any part thereof, provided, however, that the Company shall not be required to cause to be paid and discharged any such obligation, Tax or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves, in accordance with GAAP, with respect to such obligation, Tax or claim so contested and provides that the applicable property is not at risk of being forfeited or foreclosed.

          6.11 Insurance. The Company shall keep adequately insured by duly licensed insurers all assets and properties of the Company, and also keep the Company adequately insured at all times with responsible insurance carriers against liability on account of damage to persons or property and under all applicable workers' compensation laws. All such insurance shall be in such amounts and with such coverage as is consistent with coverage usually carried by corporations of a similar size engaged in the same or similar business similarly situated and as is satisfactory to each Investor.

          6.12 Notice of Certain Events. The Company shall promptly notify the Investor in writing of the commencement of any action or proceeding to which the Company is a party where the amount in controversy is in excess of $50,000, singularly or cumulatively, for all claims arising from a single incident, to which the Company may be a party and (ii) of any default under any Indebtedness with a principal amount of at least $50,000 or event or condition which, with notice or lapse of time or both, would constitute such a Default under any such Indebtedness, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

          6.13 Maintenance of Properties. The Company shall maintain and preserve all of the assets and properties of the Company necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

          6.14 Director and Officer Insurance. The Company shall keep in effect all provisions in its certificate of incorporation and by-laws providing for exculpation of director and officer liability and indemnification of directors and officers of the Company to the fullest extent permitted by applicable Law, which provisions shall not be amended except as required by applicable law or except as approved by the Board of Directors of the Company. At all times that the Stockholders' Agreement is in effect, the Company shall cause to be maintained director's and officer's liability insurance covering the directors and officers of the Company on terms substantially no less advantageous to the directors and officers of the Company than such insurance in effect on the date hereof.

          6.15 Further Assurances. The Company shall take such further actions and otherwise assist and cooperate with the Investor required to make any filings or obtain any approvals with or from any Governmental Authority.

          6.16 Non-Disclosure and Developments Agreements. The Company shall cause each of its employees and consultants to enter into Non-Disclosure and Developments Agreement in the form attached hereto as Exhibit I, and shall condition the participation of any employee or consultant in the Incentive Plan on such employee's or consultant's execution of such agreement.


     7. Miscellaneous.

          7.1 Expenses. The Company shall pay all stamp, documentary and other taxes which may be payable in connection with the execution, delivery and performance of this Agreement, and the purchase and sale of the Securities. In addition, at the Closing, the Company shall pay up to $50,000 towards reasonable out-of-pocket fees and expenses incurred by the Investor in connection with this Agreement and the transactions contemplated hereby including, without limitation, the reasonable fees and expenses of counsel for the Investor, including any legal fees and expenses relating to any future waiver, consent or amendment (whether or not any such future action is given or consummated). Further, at the Closing, the Company shall pay up to $30,000 towards reasonable out-of-pocket fees and expenses of Brobeck, Phleger & Harrison LLP, counsel to the Founders. Upon the surrender by any Investor of any certificate for Series B Shares or Conversion Shares to the Company or a transfer agent of the Company for exchange for instruments of other denominations or registered in another name or names, the Company will cause such new instruments to be issued and will pay the cost of delivering to or from the office of such Investor from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

          7.2 Indemnification. The Company agrees to indemnify the Investor and each officer, director, employee, agent, partner, shareholder and Affiliate of the Investor (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against, any and all damages, fines, fees, penalties, diminution of value, deficiencies, losses and expenses, (collectively, "Losses") including, without limitation, interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment (such fees and expenses to include without limitation, all fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any claims by any Person who is not party to this Agreement (a "Third Party") or (ii) asserting or disputing any rights under this Agreement against any party hereto or otherwise) arising out of or suffered or incurred in connection with any of the following, whether involving a claim by a Person that is a party hereto or a Third Party: (a) any misrepresentation or any breach of any warranty made by the Company herein or in any of the other Company Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Company herein or in any of the other Company Documents, (c) the status of the Investor as a holder of securities of the Company, or (d) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Company in connection with the sale or issuance of the Securities by the Company to the Investor.

          7.3 Right to Rely. Notwithstanding any right of the Investor (whether or not exercised) to investigate the affairs of the Company or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement or the waiver of any condition to Closing, the Company, on the one hand, and the Investor, on the other, have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement.

          7.4 Survival. All representations, warranties, covenants and agreements contained in or made pursuant to this Agreement or contained in any certificate delivered pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall survive the transfer and payment for the Securities and the consummation of the transactions contemplated hereby.

          7.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          7.6 Entire Agreement; Amendment and Waiver. This Agreement and the documents referred to herein, including, without limitation, the Company Documents, constitute the entire understanding of the parties hereto and supersedes all prior letters of intent, agreements or understandings among such parties relating to the subject matter hereof.

          7.7 Applicable Law. The laws of the State of California shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under its principles of conflicts of law.

          7.8 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

               (i)  If to the Company, to it at the following address:

                    CardSecure, Inc.
                    c/o 24/7 Media, Inc.
                    1250 Broadway
                    27th Floor
                    New York, New York 10001
                    Attn: General Counsel
                    Fax (212) 760-1081

                    With a copy to:

                    CardSecure, Inc.
                    1035 East Hillsdale Blvd.
                    Suite 205
                    Foster City, California 94404
                    Attn: Chief Executive Officer
                    (Fax): (650) 358-0683

               (ii) If to the Investor, to it at the following address:

                    24/7 Media, Inc.
                    1250 Broadway, 27th Floor
                    New York, New York 10001
                    Attention: General Counsel
                    Fax: (212) 760-1081

                    with a copy to:

                    Proskauer Rose LLP
                    1585 Broadway
                    New York, New York 10036-8299
                    Attention: Ronald R. Papa, Esq.
                    Fax: (212) 969-2900


          7.9 Counsel to Founders. Each of the parties hereto acknowledges that Brobeck, Phleger & Harrison LLP has acted as counsel only to Joseph E. Shatara and Michael J. Sculley, as founders of the Company. Furthermore, the Company acknowledges that it has been advised by Brobeck, Phleger & Harrison LLP to seek separate counsel regarding tax matters, all matters in which the Founders may have differing interests from the Company or the Investors, and this Section
7.9. The Company acknowledges that Brobeck, Phleger & Harrison LLP has not provided any tax advice regarding the transaction contemplated hereby or any other transaction.

          7.10 Brokerage. Each party hereto will indemnify and hold harmless each Investor and each officer, director, employee, agent, partner, shareholder and Affiliate of each of the foregoing against and in respect of any claim for brokerage, finders' fees or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

          7.11 Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7.12 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

          7.13 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

          7.14 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request both before and after the Closing in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          7.15 Knowledge. When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person, "known" to any Person or any similar phrase, means (i) with respect to any Person who is an individual, the actual knowledge of such Person, and (ii) with respect to any other Person, the actual knowledge of any of the directors, officers, members, general partners, stockholders or other similar Persons in a similar position or having similar powers and duties.

     8. Certain Definitions.

               (a) "Affiliate" of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person.



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



               (b) "Qualified Public Offering" shall mean a sale of Common Stock by the Company that satisfies each of the following conditions: (i) the sale of the Common Stock is effected in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Company; (ii) such Common Stock upon issuance is listed on the New York Stock Exchange or included for trading in the Nasdaq National Market System; (iii) the offering price to the public is not less than $30.00 per share of Common Stock, adjusted for stock splits, stock dividends, other stock combinations or other like events; and (iv) the sale of Common Stock results in at least $10,000,000 of gross proceeds to the Company, or, when considered together with all previous underwritten public offerings of the Company satisfying clauses (i), (ii) and
(iii) above, at least $20,000,000 of aggregate gross proceeds to the Company.





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



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                     THE COMPANY:

                                    CARDSECURE, INC.


                                    By:  /s/ Michael J. Sculley
                                         ----------------------
                                             Name:  Michael J. Sculley
                                             Title: Chief Financial Officer



                                    THE INVESTOR:

                                    24/7 MEDIA, INC.


                                    By:  /s/ Mark E. Moran
                                         -----------------
                                             Name:  Mark E. Moran
                                             Title: Senior Vice President



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